EXHIBIT 10.9
                                                                       EXECUTION

                 AMENDMENT NO. 8 AND EXTENSION OF LIMITED WAIVER
                                       TO
                AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT


                  AMENDMENT NO. 8 AND EXTENSION OF LIMITED WAIVER TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this "Amendment"), dated as of March 28, 2002, is among KMC TELECOM LLC, a Delaware limited liability company (f/k/a KMC TELECOM INC., a Delaware corporation) ("KMC"), KMC TELECOM II LLC, a Delaware limited liability company (f/k/a KMC TELECOM II, INC., a Delaware corporation) ("KMC II"), KMC TELECOM III LLC, a Delaware limited liability company (f/k/a KMC TELECOM III, INC., a Delaware corporation) ("KMC III"), KMC TELECOM OF VIRGINIA, INC., a Virginia public service company ("KMC VIRGINIA"), KMC TELECOM LEASING I LLC, a Delaware limited liability company ("LEASING I"), KMC TELECOM LEASING II LLC, a Delaware limited liability company ("LEASING II"), KMC TELECOM LEASING III LLC, a Delaware limited liability company ("LEASING III"), KMC TELECOM.COM, INC., a Delaware corporation ("TELECOM.COM"), KMC III SERVICES LLC, a Delaware limited liability company ("SERVICES"; KMC, KMC II, KMC III, KMC Virginia, Leasing I , Leasing II, Leasing III, Telecom.com and Services being hereinafter collectively referred to as the "Borrowers"), the "Lenders" party hereto, FIRST UNION NATIONAL BANK, as administrative agent for the Lenders (the "AGENT") and CIT LENDING SERVICES CORPORATION (f/k/a NEWCOURT COMMERCIAL FINANCE CORPORATION), as collateral agent for the Lenders (the "COLLATERAL AGENT").

                  WHEREAS, the Borrowers, the Agent, the Collateral Agent and the Lenders are parties to that certain Amended and Restated Loan and Security Agreement dated as of February 15, 2000, as amended by Amendment No. 1 thereto dated as of March 28, 2000, Amendment No. 2 thereto dated as of July 28, 2000, Amendment No. 3 and Limited Waiver thereto dated as of February 23, 2001, Amendment No. 4 and Limited Waiver thereto dated as of April 12, 2001, Amendment No. 5 and Limited Waiver thereto dated as of July 16, 2001, Amendment No. 6 and Limited Waiver thereto dated as of January 31, 2002 and Amendment No. 7, Limited Waiver and Consent thereto dated as of February 20, 2002 (as so amended, the "LOAN AGREEMENT"; undefined capitalized terms used herein shall have the meanings assigned thereto in the Loan Agreement), pursuant to which the Lenders have agreed to make certain "Loans" and other financial accommodations to the Borrowers;

                  WHEREAS, the Borrowers have requested that Lenders (i) extend the Term B Loan Commitment Termination Date to April 15, 2002 and (ii) extend the January 31, 2002 date set forth in Section 1.3 of that certain Limited Waiver to the Loan Agreement dated as of December 20, 2001 (the "DECEMBER WAIVER") to April 15, 2002 (as previously extended to March 31, 2002 pursuant to the Sixth Amendment); and

                  WHEREAS, the Agents and Lenders have agreed to such request, but only on the terms and conditions, and subject to the representations and warranties, set forth herein.

AMENDMENT NO. 8 TO LOAN AGREEMENT                                      EXECUTION

                  NOW, THEREFORE, in consideration of the premises set forth above, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Agents and the Lenders agree as follows:

                  1. AMENDMENT TO THE LOAN AGREEMENT. Effective as of the date first above written and subject to the satisfaction of the conditions set forth in Section 4 below (such date, the "EIGHTH AMENDMENT EFFECTIVE DATE"), SECTION
1.02 of the Loan Agreement is hereby amended by amending and restating the definition of "Term B Loan Commitment Termination Date" appearing therein as follows:

                  ""TERM B LOAN COMMITMENT TERMINATION DATE" shall mean April 15, 2002."

                  2. EXTENSION OF LIMITED WAIVER. On the basis of the representations and warranties contained in, and subject to the terms and conditions of, this Amendment, the Agents and Requisite Lenders hereby agree to extend the January 31, 2002 date set forth in Section 1.3 of the December Waiver to April 15, 2002 (as previously extended to March 31, 2002 pursuant to the Sixth Amendment).

                 3.  ACKNOWLEDGMENT; RESERVATION OF RIGHTS; RELEASE OF CLAIMS.

                 3.1 ACKNOWLEDGMENT. Each Borrower acknowledges and agrees that certain Defaults or Events of Defaults may have occurred and be continuing under the Loan Agreement. Each Borrower acknowledges and agrees that, from and after the date hereof, it shall not submit to Agent or Collateral Agent a Notice of Borrowing requesting a Loan or a notice requesting the issuance of a Letter of Credit or the provision of Credit Support for a Letter of Credit without the prior written consent of Requisite Lenders.

                 3.2 RESERVATION OF RIGHTS. The Agent, on behalf of the Lenders, has not, as of the date hereof except as set forth herein, exercised its rights and remedies under the Loan Agreement and the other Loan Documents with respect to any Default or Event of Default that may now exist; and the Agent, in its sole discretion, on behalf of the Lenders (and subject only to the right of the Requisite Lenders or Lenders, as the case may be, to direct the Agent to take or refrain from taking certain actions as may be set forth in the Loan Documents), may refrain from making, or continue to make, Loans or issue or renew Letters of Credit, as the case may be, to the Borrowers under the Loan Agreement. Although the Agents, on behalf of the Lenders, have not as of the date hereof, except as provided herein, exercised with respect to any Default or Event of Default that may now exist any of the rights, remedies, powers and privileges of the Agents and/or the Lenders under the Loan Agreement and the other Loan Documents, such non-exercise and any future non-exercise of any rights, remedies, powers and privileges by any of the Agents or Lenders with respect to any Default or Event of Default (whether now existing or hereafter occurring), shall not in any manner be deemed or construed as a waiver thereof. Any waiver of any Default or Event of Default shall only be effective if executed and delivered in a written instrument in accordance with the provisions of SECTION 11.02 of the Loan Agreement. Each of the Agents, on behalf of the Lenders, hereby reserves its rights to exercise, without further notice to Borrowers or any other Loan Party, any and all of such rights, remedies, powers or privileges of each such Agent, on behalf of the Lenders, under the Loan Agreement at any time, and from time to time, as such Agent deems appropriate in respect of any Defaults or Events of Default that may now or hereafter exist. The Agents and Lenders hereby reserve and preserve all of their respective

AMENDMENT NO. 8 TO LOAN AGREEMENT                                      EXECUTION
                                       2
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rights and remedies under the Loan Agreement, the other Loan Documents and applicable law, and the Agents' and Lenders' voluntary action or inaction, if any, from exercising any of such rights or remedies is not intended (and should not be construed) as a waiver of such Events of Default or a waiver of its rights and remedies with respect to them.

                 3.3 RELEASE AND DISCHARGE OF CLAIMS AND ACTIONS. TO INDUCE THE AGENTS AND THE LENDERS TO ENTER INTO THIS AMENDMENT, EACH BORROWER AND EACH GUARANTOR ON BEHALF OF ITSELF AND EACH OF ITS SUBSIDIARIES AND AFFILIATES EACH HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND IRREVOCABLY RELEASES, ACQUITS AND FOREVER DISCHARGES EACH OF THE AGENTS AND EACH LENDER AND THEIR RESPECTIVE OFFICERS, DIRECTORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL LIABILITIES, CLAIMS, DEMANDS, ACTIONS OR CAUSES OF ACTION OF ANY KIND (IF ANY THERE BE), WHETHER ABSOLUTE OR CONTINGENT, DUE OR TO BECOME DUE, DISPUTED OR UNDISPUTED, AT LAW OR IN EQUITY, THAT ANY BORROWER OR ANY GUARANTOR NOW HAVE OR EVER HAD AGAINST ANY AGENTS OR LENDER ARISING UNDER, BASED UPON OR IN CONNECTION WITH THE LOAN AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED THEREBY BY REASON OF ANY MATTER, CAUSE OR THING WHATSOEVER FROM THE BEGINNING OF THE WORLD TO AND INCLUDING THE EIGHTH AMENDMENT EFFECTIVE DATE.

                 4. CONDITIONS PRECEDENT. This Amendment shall become effective as of the date above written, if, and only if, the Agent shall have received duly executed originals of (i) this Amendment from the Borrowers, the Requisite Lenders and the Agents, and (ii) a Reaffirmation of Guaranty in the form of Exhibit A annexed hereto duly executed by KMC Holdings, KMC I Services LLC, KMC II Services LLC, Data Holdco, KMC Financing, KMC Financial Services, Holdings IV, KMC IV, KMC IV Services LLC, KMC Telecom Leasing IV LLC and KMC Telecom IV of Virginia, Inc.

                 5. REPRESENTATIONS AND WARRANTIES OF THE BORROWERS. In order to induce the Lenders to enter into this Amendment in the manner provided herein, each Borrower hereby represents and warrants, as to each Borrower or each Loan Party, as the case may be, that after giving effect to this Amendment:

                 (a) AUTHORIZATION OF AGREEMENTS; BINDING OBLIGATIONS. The execution and delivery of this Amendment and the performance of the Loan Agreement as amended by this Amendment (as so amended, the "AMENDED AGREEMENT") have been duly authorized by all necessary corporate action on the part of such Borrower and constitute the legal, valid and binding obligations of such Borrower, enforceable against such Borrower in accordance with their respective terms except as may be limited by bankruptcy, insolvency reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

                 (b) CORPORATE POWER AND AUTHORITY. Such Borrower has all requisite corporate power and authority to enter into this Amendment, and such Loan Party has all requisite corporate power and authority to carry out the transactions contemplated by, and perform its obligations under, the Loan Agreement, as amended by this Amendment.

AMENDMENT NO. 8 TO LOAN AGREEMENT                                      EXECUTION

                 (c) NO CONFLICT. The execution and delivery by such Borrower of this Amendment and the performance by such Borrower of the Amended Agreement do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable such Borrower, the Certificate or Articles of Incorporation or Bylaws (or comparable organizational documents) of such Borrower or any order, judgment or decree of any court or other agency or government binding on such Borrower, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any contractual obligation of such Borrower, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of such Borrower (other than Liens created under any of the Loan Documents in favor of the Collateral Agent on behalf of Lenders), or (iv) require any approval of stockholders or any approval or consent of any Person under any contractual obligation of such Borrower.

                 (d) GOVERNMENT CONSENTS. The execution and delivery by such Borrower of this Amendment and the performance by such Borrower of the Amended Agreement do not and will not require any registration with, consent or approval of or notice to, or other action to, with or by, any multi-national, federal, provincial, state, municipal, local or other governmental authority or regulatory body.

                 (e) REAFFIRMATION. Upon the effectiveness of this Amendment, such Borrower hereby reaffirms, subject to Section 3.1 hereof, all representations and warranties made in the Loan Agreement, and to the extent the same are not amended hereby, agrees that, subject to Section 3.1 hereof, all such representations and warranties shall be deemed to have been remade as of the date of delivery of this Amendment, unless and to the extent that any such representation and warranty is stated to relate solely to an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date.

                 6. REFERENCE TO AND EFFECT ON THE LOAN AGREEMENT.

                 (a) Upon the effectiveness of Section 1 hereof, on and after the date hereof, each reference in the Loan Agreement to "this Loan Agreement," "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Loan Agreement as amended hereby, and each reference to the Loan Agreement in any other document, instrument or agreement shall mean and be a reference to the Loan Agreement as amended hereby.

                 (b) The Loan Agreement, as amended hereby, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

                 (c) Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agents or the Lenders, nor constitute a waiver of any provision of the Loan Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

                 7. FEES AND EXPENSES. Each Borrower acknowledges and agrees that all costs, fees and expenses as described in SECTION 11.04 of the Loan Agreement incurred by Agents, Lenders and their respective counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of the Borrowers.

AMENDMENT NO. 8 TO LOAN AGREEMENT                                      EXECUTION
                                       4

                 8. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE OTHER REMAINING TERMS OF THE LOAN AGREEMENT AND THE INTERNAL LAWS (AS OPPOSED TO CONFLICT OF LAW PROVISIONS) OF THE STATE OF NEW YORK.

                 9. PARAGRAPH HEADINGS. The paragraph headings contained in this Amendment are and shall be without substance, meaning or content of any kind whatsoever and are not a part of the agreement among the parties thereto.

                 10. COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

AMENDMENT NO. 8 TO LOAN AGREEMENT                                      EXECUTION
                                       5

                 IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.


                  THE BORROWERS:

                                        KMC TELECOM LLC (f/k/a KMC TELECOM
                                        INC.)

                                        KMC TELECOM II LLC (f/k/a KMC TELECOM
                                        II, INC.)

                                        KMC TELECOM III LLC (f/k/a KMC TELECOM
                                        III, INC.)

                                        KMC TELECOM OF VIRGINIA, INC.

                                        KMC TELECOM.COM, INC.

                                        In each case:


                                       By:  /s/ Constance Loosemore
                                          ________________________
                                       Name: Constance Loosemore
                                       Title:  Vice President, Treasurer

                                       KMC TELECOM LEASING I LLC
                                       By:  KMC TELECOM INC., as its Sole Member


                                       By:  /s/ Constance Loosemore
                                          ________________________
                                       Name: Constance Loosemore
                                       Title:  Vice President, Treasurer


                                       KMC TELECOM LEASING II LLC
                                       By:  KMC TELECOM II, INC., as its Sole
                                            Member


                                      By:  /s/ Constance Loosemore
                                         ________________________
                                      Name: Constance Loosemore
                                      Title:  Vice President, Treasurer


AMENDMENT NO. 8 TO LOAN AGREEMENT                                      EXECUTION
                                      S-1

                                      KMC TELECOM LEASING III LLC

                                      KMC III SERVICES LLC

                                      In each case:

                                      By:  KMC TELECOM III, INC., as Sole Member


                                      By:  /s/ Constance Loosemore
                                         ________________________
                                      Name: Constance Loosemore
                                      Title:  Vice President, Treasurer


                                      FIRST UNION NATIONAL BANK, as the Agent
                                      and as a Lender


                                      By:________________________
                                      Name:
                                      Title:


                                      CIT LENDING SERVICES CORPORATION
                                      (f/k/a NEWCOURT COMMERCIAL FINANCE
                                      CORPORATION), as the Collateral Agent
                                      and as a Lender


                                      By:________________________
                                      Name:
                                      Title:


                                      CANADIAN IMPERIAL BANK OF
                                      COMMERCE, as a Lender


                                      By:________________________
                                      Name:
                                      Title:

AMENDMENT NO. 8 TO LOAN AGREEMENT                                      EXECUTION
                                      S-2

                                      KMC TELECOM LEASING III LLC

                                      KMC III SERVICES LLC

                                      In each case:

                                      By:  KMC TELECOM III, INC., as Sole Member


                                      By:________________________
                                      Name: Constance Loosemore
                                      Title:  Vice President, Treasurer


                                      FIRST UNION NATIONAL BANK, as the Agent
                                      and as a Lender


                                      By:  /s/  G.C. Ullrich
                                         ________________________
                                      Name:   G.C. Ullrich
                                      Title:  Senior Vice President


                                      CIT LENDING SERVICES CORPORATION
                                      (f/k/a NEWCOURT COMMERCIAL FINANCE
                                      CORPORATION), as the Collateral Agent
                                      and as a Lender


                                      By:________________________
                                      Name:
                                      Title:


                                      CANADIAN IMPERIAL BANK OF
                                      COMMERCE, as a Lender


                                      By:________________________
                                      Name:
                                      Title:


AMENDMENT NO. 8 TO LOAN AGREEMENT                                      EXECUTION

                                      KMC TELECOM LEASING III LLC

                                      KMC III SERVICES LLC

                                      In each case:

                                      By:  KMC TELECOM III, INC., as Sole Member


                                      By:________________________
                                      Name: Constance Loosemore
                                      Title:  Vice President, Treasurer


                                      FIRST UNION NATIONAL BANK, as the Agent
                                      and as a Lender


                                      By:________________________
                                      Name:
                                      Title:


                                      CIT LENDING SERVICES CORPORATION
                                      (f/k/a NEWCOURT COMMERCIAL FINANCE
                                      CORPORATION), as the Collateral Agent
                                      and as a Lender


                                      By:  /s/  Michael V. Monahan
                                         ________________________
                                      Name:  MICHAEL V. MONAHAN
                                      Title: VICE PRESIDENT


                                      CANADIAN IMPERIAL BANK OF
                                      COMMERCE, as a Lender


                                      By:________________________
                                      Name:
                                      Title:


AMENDMENT NO. 8 TO LOAN AGREEMENT                                      EXECUTION
                                      S-2

                                      KMC TELECOM LEASING III LLC

                                      KMC III SERVICES LLC

                                      In each case:

                                      By:  KMC TELECOM III, INC., as Sole Member


                                      By:________________________
                                      Name: Constance Loosemore
                                      Title:  Vice President, Treasurer


                                      FIRST UNION NATIONAL BANK, as the Agent
                                      and as a Lender


                                      By:________________________
                                      Name:
                                      Title:


                                      CIT LENDING SERVICES CORPORATION
                                      (f/k/a NEWCOURT COMMERCIAL FINANCE
                                      CORPORATION), as the Collateral Agent
                                      and as a Lender


                                      By:________________________
                                      Name:
                                      Title:


                                      CANADIAN IMPERIAL BANK OF
                                      COMMERCE, as a Lender


                                      By:  /s/  Jacqueline Stewart
                                         ________________________
                                      Name:  Jacqueline Stewart
                                      Title: Executive Director
                                             CIBC Inc., as Agent


AMENDMENT NO. 8 TO LOAN AGREEMENT                                      EXECUTION
                                      S-2

                                      GENERAL ELECTRIC CAPITAL
                                      CORPORATION, as a Lender


                                      By:  /s/  Brian Ward
                                        ________________________
                                      Name:  BRIAN WARD
                                      Title: MANAGER-OPERATIONS


                                      LT HOLDCO II LLC, as a Lender
                                      By: SFG XVI, Inc., its Manager


                                      By:  /s/  Kevin Curtin
                                         ________________________
                                      Name:  Kevin Curtin
                                      Title: Vice President


                                      CREDIT SUISSE FIRST BOSTON, as a Lender


                                      By:________________________
                                      Name:
                                      Title:


                                      DRESDNER BANK AG NEW YORK AND
                                      GRAND CAYMAN BRANCHES, as a Lender


                                      By:________________________
                                      Name:
                                      Title:

                                      By:________________________
                                      Name:
                                      Title:


                                      MORGAN STANLEY SENIOR FUNDING, INC.,
                                      as a Lender


                                      By:________________________
                                      Name:
                                      Title:


AMENDMENT NO. 8 TO LOAN AGREEMENT                                      EXECUTION
                                      S-3

                                      GENERAL ELECTRIC CAPITAL
                                      CORPORATION, as a Lender


                                      By:________________________
                                      Name:
                                      Title:


                                      LT HOLDCO II LLC, as a Lender
                                      By: SFG XVI, Inc., its Manager


                                      By:________________________
                                      Name:
                                      Title:


                                      CREDIT SUISSE FIRST BOSTON, as a Lender


                                      By:________________________
                                      Name:
                                      Title:


                                      DRESDNER BANK AG NEW YORK AND
                                      GRAND CAYMAN BRANCHES, as a Lender


                                      By:  /s/  Jane A. Majeski
                                         ________________________
                                      Name:  Jane A. Majeski
                                      Title: Director

                                      By:  /s/  Brian Schneider
                                         ________________________
                                      Name:  Brian Schneider
                                      Title: Associate


                                      MORGAN STANLEY SENIOR FUNDING, INC.,
                                      as a Lender


                                      By:________________________
                                      Name:
                                      Title:


AMENDMENT NO. 8 TO LOAN AGREEMENT                                      EXECUTION
                                      S-3

                                      MORGAN STANLEY DEAN WITTER PRIME
                                      INCOME TRUST, as a Lender


                                      By:________________________
                                      Name:
                                      Title:


                                      UNION BANK OF CALIFORNIA, N.A., as a
                                      Lender


                                      By:________________________
                                      Name:
                                      Title:


                                      STEIN ROE & FARNHAM INCORPORATED as
                                      agent for KEYPORT LIFE INSURANCE
                                      COMPANY, as a Lender


                                      By:________________________
                                      Name:
                                      Title:


                                      STEIN ROE FLOATING RATE LIMITED
                                      LIABILITY COMPANY, as a Lender


                                      By:________________________
                                      Name:
                                      Title:


                                      IBM CREDIT CORPORATION, as a Lender


                                      By:  /s/  Joseph N. Boland
                                         ________________________
                                      Name:  Joseph N. Boland
                                      Title: Assistant Treasurer


AMENDMENT NO. 8 TO LOAN AGREEMENT                                      EXECUTION
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